EXHIBIT 23.2

INDEPENDENT AUDITORS' CONSENT

The Board of Directors
Micromem Technologies Inc.

We consent to use of our report dated November 16, 2001 incorporated by reference herein, and to our firm under the heading "Experts" in the Registration Statement on Form S-8.

/s/ KPMG LLP

Chartered Accountants
Toronto, Canada

January 23, 2004